As filed with the Securities and Exchange Commission on February 6, 2023
Registration No. 333-249079
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
POST-EFFECTIVE AMENDMENT NO. 3
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
T-Mobile US, Inc.
T-Mobile USA, Inc.
(Exact name of registrant as specified in its charter)
Delaware	20-0836269
Delaware	91-1983600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
Additional Registrants
(See Table of Additional Registrants on next page)
12920 SE 38th Street
Bellevue, Washington 98006
(425) 378-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Mark W. Nelson
Executive Vice President and General Counsel
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
(425) 378-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
With copies to:
Daniel J. Bursky
Mark Hayek
John Lawrence
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
(212) 859-8000
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

TABLE OF ADDITIONAL REGISTRANTS
Exact name of registrant as specified in its charter(1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
American Telecasting of Seattle, LLC	Delaware	54-1540851
APC Realty and Equipment Company, LLC	Delaware	52-2013278
Assurance Wireless of South Carolina, LLC	Delaware	Not applicable
Assurance Wireless USA, L.P.	Delaware	94-3410099
ATI Sub, LLC	Delaware	26-2670017
Clear Wireless LLC	Nevada	26-3821888
Clearwire Communications LLC	Delaware	26-3783012
Clearwire Hawaii Partners Spectrum, LLC	Nevada	Not applicable
Clearwire Legacy LLC	Delaware	26-3791581
Clearwire Spectrum Holdings II LLC	Nevada	Not applicable
Clearwire Spectrum Holdings III LLC	Nevada	Not applicable
Clearwire Spectrum Holdings LLC	Nevada	Not applicable
Clearwire XOHM LLC	Delaware	26-3791783
Fixed Wireless Holdings, LLC	Delaware	75-3120884
IBSV LLC	Delaware	91-2116910
MetroPCS California, LLC	Delaware	68-0618381
MetroPCS Florida, LLC	Delaware	68-0618383
MetroPCS Georgia, LLC	Delaware	68-0618386
MetroPCS Massachusetts, LLC	Delaware	20-8303630
MetroPCS Michigan, LLC	Delaware	20-2509038
MetroPCS Nevada, LLC	Delaware	20-8303430
MetroPCS New York, LLC	Delaware	20-8303519
MetroPCS Pennsylvania, LLC	Delaware	20-8303570
MetroPCS Texas, LLC	Delaware	20-2508993
Nextel Retail Stores, LLC	Delaware	54-2021574
Nextel South Corp.	Georgia	58-2038468
Nextel Systems, LLC	Delaware	54-1878330
Nextel West Corp.	Delaware	84-1116272
NSAC, LLC	Delaware	54-1879079
PRWireless PR, LLC	Delaware	20-5942061
PushSpring, LLC	Delaware	46-2545203
SIHI New Zealand Holdco LLC	Kansas	73-1651896
Sprint Capital Corporation	Delaware	48-1132866
Sprint Communications Company L.P.	Delaware	43-1408007
Sprint Communications LLC	Kansas	48-0457967
Sprint International Communications LLC	Delaware	04-2509782
Sprint International Holding LLC	Kansas	74-2808272
Sprint International LLC	Delaware	13-3020365
Sprint International Network Company LLC	Delaware	Not applicable
Sprint LLC	Delaware	46-1170005
Sprint PCS Assets, L.L.C.	Delaware	33-0783958
Sprint Solutions LLC	Delaware	47-0882463
Sprint Spectrum LLC	Delaware	48-1165245
Sprint Spectrum Realty Company, LLC	Delaware	43-1746021
SprintCom LLC	Kansas	48-1187511
T-Mobile Central LLC	Delaware	91-1973799
T-Mobile Financial LLC	Delaware	47-1324347

Exact name of registrant as specified in its charter(1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
T-Mobile Innovations LLC	Delaware	Not applicable
T-Mobile Leasing LLC	Delaware	47-5079638
T-Mobile License LLC	Delaware	91-1917328
T-Mobile Northeast LLC	Delaware	52-2069434
T-Mobile Puerto Rico Holdings LLC	Delaware	20-2209577
T-Mobile Puerto Rico LLC	Delaware	66-0649631
T-Mobile Resources LLC	Delaware	91-1909782
T-Mobile South LLC	Delaware	20-3945483
T-Mobile West LLC	Delaware	36-4027581
TDI Acquisition Sub, LLC	Delaware	26-2671363
TMUS International LLC	Delaware	91-2116909
TVN Ventures LLC	Delaware	Not applicable
Utelcom LLC	Kansas	48-0940607
VMU GP, LLC	Delaware	Not applicable
WBSY Licensing, LLC	Delaware	36-4046585
(1)	The address of each registrant is 12920 SE 38th Street, Bellevue, Washington 98006, and the telephone number is (425) 378-4000.

EXPLANATORY NOTE
This Post-Effective Amendment No. 3 to the registration statement on Form S-3 (Registration No. 333-249079) initially filed by T-Mobile US, Inc. and T-Mobile USA, Inc. on September 28, 2020 with the Securities and Exchange Commission, and amended on March 30, 2021 and September 12, 2022 (the “Registration Statement”), is filed (i) to reflect the conversions of (a) Sprint Solutions, Inc., Sprint International Communications Corporation and Sprint International Incorporated, each a Delaware corporation, to Sprint Solutions LLC, Sprint International Communications LLC and Sprint International LLC, each a Delaware limited liability company, respectively, and (b) SIHI New Zealand Holdco, Inc. and Sprint International Holding, Inc., each a Kansas corporation, to SIHI New Zealand Holdco LLC and Sprint International Holding LLC, each a Kansas limited liability company, respectively, (ii) to update the Table of Additional Registrants (and to remove all other entities previously included therein from the Registration Statement as amended hereby) and (iii) to include additional exhibits to the Registration Statement under Item 16 of Part II thereof.
No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.	Other Expenses of Issuance and Distribution
Our estimated expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table.
SEC Registration Fee	$ *
Legal Fees and Expenses	**
Trustee Fees and Expenses	**
Accounting Fees and Expenses	**
Printing Expenses	**
Listing Fees	**
Miscellaneous	**
Total	$ **
*	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee for the securities offered by this prospectus.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.
Item 15.	Indemnification of Directors and Officers
Delaware Corporations
Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of a corporation may and, in some cases, must be indemnified by the corporation against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) incurred by him as a result of such action and in the case of a derivative action, against expenses (including attorneys’ fees), if in either type of action he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal action, he had no reasonable cause to believe his conduct was unlawful. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, employee or agent is liable to the corporation, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for expenses.
Delaware Limited Liability Companies
Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
Delaware Limited Partnerships
Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its partnership agreement.
Georgia Corporations
The Georgia Business Corporation Code permits a corporation to indemnify a director or officer if the director or officer seeking indemnification acted in good faith and reasonably believed (i) in the case of conduct in his or her official capacity, that his or her action was in the best interest of the corporation, (ii) in all other cases, that his or her action was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceedings, that he or she had no reasonable cause to believe his or her conduct was unlawful, provided that indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding. The Georgia Business Corporation Code prohibits indemnification of a director in connection with a proceeding by or in the right of the corporation (other than for reasonable expenses) if it is determined that the director has not met the relevant standard of conduct, or with respect to conduct for which he or she was adjudged liable on the basis that a personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity. The Georgia Business Corporation Code additionally prohibits indemnification of an officer for liability arising in connection with appropriation of a business opportunity of the corporation, intentional or knowing violation of law, improper distributions or improper personal benefit.
Kansas Limited Liability Companies
Section 17-7670 of the Kansas Revised Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. To the extent that a present or former member, manager, officer, employee or agent of a limited liability company has been successful on the merits or otherwise as a plaintiff in an action to determine that the plaintiff is a member of a limited liability company or in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member, manager, officer, employee or agent of the limited liability company, or is or was serving at the request of the limited liability company as a member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, or in defense of any claim, issue or matter therein, such member, manager, officer, employee or agent shall be indemnified by the limited liability company against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.
Nevada Limited Liability Companies
Sections 86.411 and 86.421 of the Nevada Limited-Liability Companies law permit indemnification of any person who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a manager, member, employee or agent of the company, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Indemnification may not be made for any claim as to which such a person has been adjudged to be liable to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Nevada Limited-Liability Companies law allows a company to purchase or maintain insurance for members, managers, employees, and agents of the company.
General
The certificates of incorporation of T-Mobile US, Inc. (“T-Mobile”) and T-Mobile USA, Inc. (“T-Mobile USA”) each provide for indemnification, to the fullest extent permitted by the DGCL, to any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of T-Mobile or T-Mobile USA, respectively, or is or was serving at the request of T-Mobile or T-Mobile USA, respectively, as a director, officer, or agent of another corporation, limited liability company, or other enterprise, against expenses (including attorneys’ fees), judgments, liabilities, losses, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding. Each of T-Mobile and T-Mobile USA applies the provisions of its certificate of incorporation to indemnification of directors and officers of its wholly-owned subsidiaries, including the co-registrants. In addition, the organizational documents governing certain of the co-registrants generally provide directors, managers and officers with similar rights to indemnification to the fullest extent permitted by law.

The Fifth Amended and Restated Certificate of Incorporation of T-Mobile provides that no director is liable to T-Mobile or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.
T-Mobile has entered into indemnification agreements with all of its directors and executive officers and has purchased directors’ and officers’ liability insurance. Any underwriting agreement may provide for indemnification by the underwriters of the issuer(s), any guarantors and their officers and directors for certain liabilities arising under the Securities Act or otherwise.

Item 16.	Exhibits
The following exhibits are filed as part of this registration statement:
1.1*	Form of Underwriting or Purchase Agreement.

2.1
Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corporation, Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V. and SoftBank Group Corp. (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on April 30, 2018).

2.2
Amendment No. 1, dated as of July 26, 2019, to the Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corporation, Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V., and SoftBank Group Corp. (incorporated by reference to Exhibit 2.2 to T-Mobile’s Current Report on Form 8-K filed with the SEC on July 26, 2019).

2.3
Amendment No. 2, dated as of February 20, 2020, to the Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corporation, Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V., and SoftBank Group Corp., as amended (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on February 20, 2020).

2.4
Asset Purchase Agreement, dated as of July 26, 2019, by and among T-Mobile US, Inc., Sprint Corporation and DISH Network Corporation (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on July 26, 2019).

2.5
First Amendment, dated as of June 17, 2020, to the Asset Purchase Agreement, dated as of July 26, 2019, by and among T-Mobile US, Inc., Sprint Corporation and DISH Network Corporation (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on June 17, 2020 at 4:46 p.m. Eastern time).

2.6
Asset Purchase Agreement, dated as of May 28, 2021, by and between T-Mobile USA, Inc. and Shenandoah Telecommunications Company (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on June 1, 2021).

2.7
Amendment No. 1 to Asset Purchase Agreement, dated as of July 1, 2021, by and between T-Mobile USA, Inc. and Shenandoah Telecommunications Company (incorporated by reference to Exhibit 2.2 to T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2021).

2.8**
Membership Interest Purchase Agreement, dated as of September 6, 2022, by and among Sprint LLC, Sprint Communications LLC, and Cogent Infrastructure, Inc. (incorporated by reference to Exhibit 2.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on September 7, 2022).

3.1	Fifth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (incorporated by reference to Exhibit 3.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on April 1, 2020).

3.2	Seventh Amended and Restated Bylaws of T-Mobile US, Inc. (incorporated by reference to Exhibit 3.2 to T-Mobile’s Current Report on Form 8-K filed with the SEC on April 1, 2020).

3.3
Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (incorporated by reference to Exhibit 3.3 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (incorporated by reference to Exhibit 3.4 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on December 13, 2013).

3.5
Certificate of Formation of American Telecasting of Seattle, LLC, as amended (incorporated by reference to Exhibit 3.39 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.6
Limited Liability Company Agreement of American Telecasting of Seattle, LLC, as amended (incorporated by reference to Exhibit 3.40 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.7
Certificate of Formation of APC Realty and Equipment Company, LLC, as amended (incorporated by reference to Exhibit 3.45 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.8
Limited Liability Company Agreement of APC Realty and Equipment Company, LLC (incorporated by reference to Exhibit 3.10 to Amendment No. 1 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on May 19, 2022).

3.9
Certificate of Formation of Assurance Wireless of South Carolina, LLC (incorporated by reference to Exhibit 3.15 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.10	Operating Agreement of Assurance Wireless of South Carolina, LLC (incorporated by reference to Exhibit 3.48 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.11
Amended and Restated Certificate of Limited Partnership of Assurance Wireless USA, L.P. (incorporated by reference to Exhibit 3.49 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.12
Limited Partnership Agreement of Assurance Wireless USA, L.P. (f/k/a Virgin Mobile USA, L.P.) (incorporated by reference to Exhibit 3.50 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.13	Certificate of Formation of ATI Sub, LLC (incorporated by reference to Exhibit 3.51 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.14	Limited Liability Company Agreement of ATI Sub, LLC, as amended (incorporated by reference to Exhibit 3.52 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.15	Articles of Organization of Clear Wireless LLC, as amended (incorporated by reference to Exhibit 3.57 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.16	Limited Liability Company Agreement of Clear Wireless LLC (incorporated by reference to Exhibit 3.58 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.17
Amendment to the Limited Liability Company Agreement of Clear Wireless LLC (incorporated by reference to Exhibit 3.57 to the T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.18
Certificate of Formation of Clearwire Communications LLC, as amended (incorporated by reference to Exhibit 3.59 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.19
Second Amended and Restated Operating Agreement of Clearwire Communications LLC (incorporated by reference to Exhibit 3.60 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.20
Articles of Organization of Clearwire Hawaii Partners Spectrum, LLC (incorporated by reference to Exhibit 3.61 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.21
Limited Liability Company Agreement of Clearwire Hawaii Partners Spectrum, LLC (incorporated by reference to Exhibit 3.62 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.22
Amendment to Limited Liability Company Agreement of Clearwire Hawaii Partners Spectrum, LLC (incorporated by reference to Exhibit 3.62 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.23	Certificate of Formation of Clearwire Legacy LLC, as amended (incorporated by reference to Exhibit 3.65 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.24
Limited Liability Company Agreement of Clearwire Legacy LLC (f/k/a Clearwire MergerSub LLC) (incorporated by reference to Exhibit 3.66 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.25
Articles of Organization of Clearwire Spectrum Holdings II LLC, as amended (incorporated by reference to Exhibit 3.67 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.26
Limited Liability Company Agreement of Clearwire Spectrum Holdings II LLC (incorporated by reference to Exhibit 3.68 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.27
Amendment to the Limited Liability Company Agreement of Clearwire Spectrum Holdings II LLC (incorporated by reference to Exhibit 3.69 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.28
Articles of Organization of Clearwire Spectrum Holdings III LLC, as amended (incorporated by reference to Exhibit 3.69 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.29
Limited Liability Company Agreement of Clearwire Spectrum Holdings III LLC (incorporated by reference to Exhibit 3.70 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.30	Articles of Organization of Clearwire Spectrum Holdings LLC (incorporated by reference to Exhibit 3.71 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.31
Limited Liability Company Agreement of Clearwire Spectrum Holdings LLC (incorporated by reference to Exhibit 3.72 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.32
Amendment to the Limited Liability Company Agreement of Clearwire Spectrum Holdings LLC (incorporated by reference to Exhibit 3.74 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.33	Certificate of Formation of Clearwire XOHM LLC, as amended (incorporated by reference to Exhibit 3.73 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.34
Limited Liability Company Agreement of Clearwire XOHM LLC (f/k/a SX Sub, LLC) (incorporated by reference to Exhibit 3.74 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.35
Certificate of Formation of Fixed Wireless Holdings, LLC, as amended (incorporated by reference to Exhibit 3.75 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.36
Limited Liability Company Agreement of Fixed Wireless Holdings, LLC (incorporated by reference to Exhibit 3.76 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.37	Certificate of Formation of IBSV LLC (incorporated by reference to Exhibit 3.5 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.38
Limited Liability Company Certificate of Amendment of IBSV LLC (incorporated by reference to Exhibit 3.81 to T-Mobile’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3, filed on September 3, 2014).

3.39	Limited Liability Company Agreement of IBSV LLC (f/k/a GSV LLC) (incorporated by reference to Exhibit 3.6 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.40	Certificate of Formation of MetroPCS California, LLC, as amended (incorporated by reference to Exhibit 3.55 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.41
Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (incorporated by reference to Exhibit 3.56 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.42	Certificate of Formation of MetroPCS Florida, LLC (incorporated by reference to Exhibit 3.57 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.43
Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (incorporated by reference to Exhibit 3.58 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.44	Certificate of Formation of MetroPCS Georgia, LLC (incorporated by reference to Exhibit 3.59 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.45
Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (incorporated by reference to Exhibit 3.60 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.46	Certificate of Formation of MetroPCS Massachusetts, LLC (incorporated by reference to Exhibit 3.61 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.47
Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (incorporated by reference to Exhibit 3.62 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.48	Certificate of Formation of MetroPCS Michigan, LLC (incorporated by reference to Exhibit 3.63 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.49	Limited Liability Company Agreement of MetroPCS Michigan, LLC (incorporated by reference to Exhibit 3.64 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.50	Certificate of Formation of MetroPCS Nevada, LLC (incorporated by reference to Exhibit 3.65 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.51
Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (incorporated by reference to Exhibit 3.66 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.52	Certificate of Formation of MetroPCS New York, LLC (incorporated by reference to Exhibit 3.67 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.53
Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (incorporated by reference to Exhibit 3.68 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.54	Certificate of Formation of MetroPCS Pennsylvania, LLC (incorporated by reference to Exhibit 3.69 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.55
Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (incorporated by reference to Exhibit 3.70 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.56	Certificate of Formation of MetroPCS Texas, LLC (incorporated by reference to Exhibit 3.71 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.57
Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (incorporated by reference to Exhibit 3.72 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.58	Certificate of Formation of Nextel Retail Stores, LLC (incorporated by reference to Exhibit 3.138 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.59	Limited Liability Company Agreement of Nextel Retail Stores, LLC (incorporated by reference to Exhibit 3.139 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.60
Amended and Restated Certificate of Incorporation of Nextel South Corp., as amended (incorporated by reference to Exhibit 3.140 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.61	By-Laws of Nextel South Corp. (f/k/a Dial Call, Inc.) (incorporated by reference to Exhibit 3.141 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.62	Certificate of Formation of Nextel Systems, LLC (incorporated by reference to Exhibit 3.142 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.63	Operating Agreement of Nextel Systems, LLC (incorporated by reference to Exhibit 3.143 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.64	Certificate of Incorporation of Nextel West Corp., as amended (incorporated by reference to Exhibit 3.144 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.65	Amended and Restated Bylaws of Nextel West Corp. (incorporated by reference to Exhibit 3.145 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.66	Certificate of Formation of NSAC, LLC, as amended (incorporated by reference to Exhibit 3.146 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.67
Second Amended and Restated Limited Liability Company Agreement of NSAC, LLC (incorporated by reference to Exhibit 3.77 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.68	Certificate of Formation of PRWireless PR, LLC (incorporated by reference to Exhibit 3.156 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.69	Limited Liability Company Agreement of PRWireless PR, LLC (incorporated by reference to Exhibit 3.157 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.70	Certificate of Formation of PushSpring, LLC (incorporated by reference to Exhibit 3.84 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.71
Limited Liability Company Agreement of PushSpring, LLC (incorporated by reference to Exhibit 3.85 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.72†	Articles of Organization of SIHI New Zealand Holdco LLC.

3.73†	Limited Liability Company Agreement of SIHI New Zealand Holdco LLC.

3.74
Certificate of Incorporation of Sprint Capital Corporation, as amended (incorporated by reference to Exhibit 3.174 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.75	Bylaws of Sprint Capital Corporation (incorporated by reference to Exhibit 3.175 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.76
Articles of Organization of Sprint Communications LLC (incorporated by reference to Exhibit 3.90 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.77
Limited Liability Company Agreement of Sprint Communications LLC (incorporated by reference to Exhibit 3.91 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.78
Amended and Restated Certificate of Limited Partnership of Sprint Communications Company L.P., as amended (incorporated by reference to Exhibit 3.174 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.79
Amended and Restated Agreement of Limited Partnership of Sprint Communications Company L.P. (f/k/a US Sprint Communications Company Limited Partnership) (incorporated by reference to Exhibit 3.179 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.80	Certificate of Formation of Sprint LLC (incorporated by reference to Exhibit 3.98 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.81
Limited Liability Company Agreement of Sprint LLC (incorporated by reference to Exhibit 3.99 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.82†	Certificate of Formation of Sprint International Communications LLC.

3.83†	Limited Liability Company Agreement of Sprint International Communications LLC.

3.84†	Articles of Organization of Sprint International Holding LLC.

3.85†	Limited Liability Company Agreement of Sprint International Holding LLC.

3.86†	Certificate of Formation of Sprint International LLC.

3.87†	Limited Liability Company Agreement of Sprint International LLC.

3.88
Certificate of Formation of Sprint International Network Company LLC (incorporated by reference to Exhibit 3.206 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.89	Operating Agreement of Sprint International Network Company LLC (incorporated by reference to Exhibit 3.207 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.90
Amended and Restated Certificate of Formation of Sprint PCS Assets, L.L.C. (incorporated by reference to Exhibit 3.208 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.91
Operating Agreement of Sprint PCS Assets, L.L.C. (f/k/a Cox PCS Assets, L.L.C.) (incorporated by reference to Exhibit 3.209 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.92†	Certificate of Formation of Sprint Solutions LLC.

3.93†	Limited Liability Company Agreement of Sprint Solutions LLC.

3.94	Certificate of Formation of Sprint Spectrum LLC (incorporated by reference to Exhibit 3.196 to Amendment No. 1 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on April 21, 2021).

3.95
Limited Liability Company Agreement of Sprint Spectrum LLC (incorporated by reference to Exhibit 3.197 to Amendment No. 1 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on April 21, 2021).

3.96	Certificate of Formation of Sprint Spectrum Realty Company, LLC (incorporated by reference to Exhibit 3.216 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.97	Operating Agreement of Sprint Spectrum Realty Company, LLC (incorporated by reference to Exhibit 3.217 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.98	Articles of Organization of SprintCom LLC (incorporated by reference to Exhibit 3.118 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.99
Limited Liability Company Agreement of SprintCom LLC (incorporated by reference to Exhibit 3.119 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

3.100	Certificate of Formation of T-Mobile Central LLC, as amended (incorporated by reference to Exhibit 3.25 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.101	Limited Liability Company Agreement of T-Mobile Central LLC (incorporated by reference to Exhibit 3.26 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.102
Certificate of Formation of T-Mobile Financial LLC (incorporated by reference to Exhibit 3.79 to T-Mobile’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3, filed on September 3, 2014).

3.103
Limited Liability Company Agreement of T-Mobile Financial LLC (incorporated by reference to Exhibit 3.80 to T-Mobile’s Post-Effective Amendment No. 1 to Registration Statement on Form S-3, filed on September 3, 2014).

3.104	Certificate of Formation of T-Mobile Innovations LLC (incorporated by reference to Exhibit 3.214 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.105	Limited Liability Company Agreement of T-Mobile Innovations LLC (incorporated by reference to Exhibit 3.215 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.106
Certificate of Formation of T-Mobile Leasing LLC (incorporated by reference to Exhibit 3.82 to T-Mobile’s Post-Effective Amendment No. 2 to Registration Statement on Form S-3, filed on November 2, 2015).

3.107
Limited Liability Company Agreement of T-Mobile Leasing LLC (incorporated by reference to Exhibit 3.83 to T-Mobile’s Post-Effective Amendment No. 2 to Registration Statement on Form S-3, filed on November 2, 2015).

3.108	Certificate of Formation of T-Mobile License LLC (incorporated by reference to Exhibit 3.27 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.109	Limited Liability Company Agreement of T-Mobile License LLC (incorporated by reference to Exhibit 3.28 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.110	Certificate of Formation of T-Mobile Northeast LLC (incorporated by reference to Exhibit 3.29 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.111	Limited Liability Company Agreement of T-Mobile Northeast LLC (incorporated by reference to Exhibit 3.30 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.112	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (incorporated by reference to Exhibit 3.33 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.113
Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (f/k/a SunCom Wireless International LLC) (incorporated by reference to Exhibit 3.34 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.114	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (incorporated by reference to Exhibit 3.35 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.115
Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (f/k/a SunCom Wireless Puerto Rico Operating Company LLC) (incorporated by reference to Exhibit 3.36 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.116	Certificate of Formation of T-Mobile Resources LLC (incorporated by reference to Exhibit 3.228 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.117	Limited Liability Company Agreement of T-Mobile Resources LLC (incorporated by reference to Exhibit 3.229 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.118	Certificate of Formation of T-Mobile South LLC (incorporated by reference to Exhibit 3.39 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.119	Limited Liability Company Agreement of T-Mobile South LLC (incorporated by reference to Exhibit 3.40 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.120	Certificate of Formation of T-Mobile West LLC (incorporated by reference to Exhibit 3.43 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.121	Limited Liability Company Agreement of T-Mobile West LLC (incorporated by reference to Exhibit 3.44 to T-Mobile’s Registration Statement on Form S-4, filed on December 13, 2013).

3.122	Certificate of Formation of TDI Acquisition Sub, LLC (incorporated by reference to Exhibit 3.248 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.123
Limited Liability Company Agreement of TDI Acquisition Sub, LLC, as amended (incorporated by reference to Exhibit 3.249 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.124
Certificate of Formation of TMUS International LLC (f/k/a T-Mobile Subsidiary IV LLC) (incorporated by reference to Exhibit 3.244 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.125	Certificate of Amendment of TMUS International LLC (incorporated by reference to Exhibit 3.239 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.126
Amended and Restated Limited Liability Company Agreement of TMUS International LLC (incorporated by reference to Exhibit 3.240 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.127	Certificate of Formation of TVN Ventures LLC (incorporated by reference to Exhibit 3.243 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.128	Limited Liability Company Agreement of TVN Ventures LLC (incorporated by reference to Exhibit 3.244 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC on March 30, 2021).

3.129	Articles of Organization of Utelcom LLC (incorporated by reference to Exhibit 3.258 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.130	Operating Agreement of Utelcom LLC, as amended (incorporated by reference to Exhibit 3.259 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.131	Certificate of Formation of VMU GP, LLC, as amended (incorporated by reference to Exhibit 3.262 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.132
Amended and Restated Limited Liability Company Agreement of VMU GP, LLC (incorporated by reference to Exhibit 3.263 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.133	Certificate of Formation of WBSY Licensing, LLC (incorporated by reference to Exhibit 3.268 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

3.134
Amended and Restated Limited Liability Company Agreement of WBSY Licensing, LLC (incorporated by reference to Exhibit 3.160 to T-Mobile’s Registration Statement on Form S-4 filed with the SEC (File No. 333-264451) on April 22, 2022).

4.1
Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on May 2, 2013).

4.2
Eleventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.12 to T-Mobile’s Current Report on Form 8-K filed with the SEC on May 2, 2013).

4.3
Sixteenth Supplemental Indenture, dated as of August 11, 2014, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 to T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on October 28, 2014).

4.4
Nineteenth Supplemental Indenture, dated as of September 28, 2015, by and among T-Mobile USA, Inc., T-Mobile Leasing LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 to T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on October 27, 2015).

4.5
Thirty-Fourth Supplemental Indenture, dated as of April 26, 2018, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.5 to T-Mobile’s Quarterly Report on Form 10-Q, filed with the SEC on May 1, 2018).

4.6
Thirty-Sixth Supplemental Indenture, dated as of April 30, 2018, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.750% Senior Note due 2028-1 (incorporated by reference to Exhibit 4.2 to T-Mobile’s Current Report on Form 8-K filed with the SEC on May 4, 2018).

4.7
Thirty-Eighth Supplemental Indenture, dated as of December 20, 2018, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on December 21, 2018).

4.8
Fortieth Supplemental Indenture, dated as of September 27, 2019, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on October 28, 2019).

4.9
Forty-First Supplemental Indenture, dated as of April 1, 2020, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.12 to T-Mobile’s Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020).

4.10
Forty-Ninth Supplemental Indenture, dated as of March 30, 2021, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.15 to the Post-Effective Amendment No. 1 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on March 30, 2021).

4.11
Indenture, dated as of April 9, 2020, by and among T-Mobile USA, Inc., T-Mobile US, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on April 13, 2020).

4.12
Eighteenth Supplemental Indenture, dated as of March 30, 2021, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.18 to the Post-Effective Amendment No. 1 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on March 30, 2021).

4.13
Indenture, dated as of September 15, 2022, by and among T-Mobile USA, Inc., the Company and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to T-Mobile’s Current Report on Form 8-K filed with the SEC on September 15, 2022).

5.1†	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2†	Opinion of Polsinelli PC.

23.1†	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2†	Consent of Polsinelli PC (included in Exhibit 5.2).

23.3†	Consent of PricewaterhouseCoopers LLP.

24.1	Powers of Attorney (incorporated by reference to signature pages to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 28, 2020).

24.2	Powers of Attorney (incorporated by reference to signature pages to the Post-Effective Amendment No. 2 to T-Mobile’s Registration Statement on Form S-3 filed with the SEC on September 12, 2022).

25.1†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture dated as of April 28, 2013.

25.2†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture dated as of April 9, 2020.

25.3†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture dated as of September 15, 2022.

107.1†	Filing Fee Table.
*
To be filed, if necessary, as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K or other report to be filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act and incorporated herein by reference.

**
In accordance with Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) to this exhibit have been omitted from this filing. The registrant will provide a copy of any omitted schedule to the Securities and Exchange Commission or its staff upon request.

†	Filed herewith.
The registrant agrees to furnish to the Securities and Exchange Commission upon request a copy of any long-term debt instruments that have been omitted pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K.

Item 17.	Undertakings
(a)	The undersigned registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(b)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.

T-MOBILE US, INC.

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer) and Director	February 6, 2023
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

*	Chairman of the Board of Directors	February 6, 2023
Timotheus Höttges

*	Director	February 6, 2023
Marcelo Claure

*	Director	February 6, 2023
Srikant M. Datar

*	Director	February 6, 2023
Christian P. Illek

*	Director	February 6, 2023
Raphael Kübler

*	Director	February 6, 2023
Thorsten Langheim

*	Director	February 6, 2023
Dominique Leroy

*	Director	February 6, 2023
Teresa A. Taylor

*	Director	February 6, 2023
Kelvin R. Westbrook
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
	Director	February 6, 2023
Srinivasan Gopalan

	Director	February 6, 2023
Bavan Holloway

	Director	February 6, 2023
Letitia A. Long

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
T-MOBILE USA, INC.

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	February 6, 2023
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

*	Director	February 6, 2023
Christopher M. Miller
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
ASSURANCE WIRELESS OF SOUTH CAROLINA, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Assurance Wireless USA, L.P., the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
ATI SUB, LLC CLEARWIRE LEGACY LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Clearwire Communications LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
CLEARWIRE SPECTRUM HOLDINGS LLC CLEARWIRE SPECTRUM HOLDINGS II LLC FIXED WIRELESS HOLDINGS, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Clearwire Legacy LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.

APC REALTY AND EQUIPMENT COMPANY, LLC
IBSV LLC
NSAC, LLC
PUSHSPRING, LLC
SIHI NEW ZEALAND HOLDCO LLC
SPRINT COMMUNICATIONS LLC
SPRINT INTERNATIONAL COMMUNICATIONS LLC
SPRINT INTERNATIONAL HOLDING LLC
SPRINT INTERNATIONAL LLC
SPRINT SOLUTIONS LLC
T-MOBILE INNOVATIONS LLC
T-MOBILE LICENSE LLC
T-MOBILE NORTHEAST LLC
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
T-MOBILE RESOURCES LLC
T-MOBILE SOUTH LLC
T-MOBILE WEST LLC
TMUS INTERNATIONAL LLC
TVN VENTURES LLC
WBSY LICENSING, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer) and Manager	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.

CLEARWIRE HAWAII PARTNERS SPECTRUM, LLC CLEARWIRE SPECTRUM HOLDINGS III LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Clearwire XOHM LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
CLEARWIRE XOHM LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Nextel West Corp., the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
NEXTEL SOUTH CORP. NEXTEL WEST CORP. SPRINT CAPITAL CORPORATION

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer) and Director	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

*	Director	February 6, 2023
Christopher M. Miller
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
T-MOBILE FINANCIAL LLC T-MOBILE LEASING LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Manager	February 6, 2023
Peter Osvaldik

*	Controller (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

*	Manager	February 6, 2023
Christopher M. Miller
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
CLEARWIRE COMMUNICATIONS LLC UTELCOM LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Sprint Communications LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
SPRINT INTERNATIONAL NETWORK COMPANY LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Sprint International Communications LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
SPRINTCOM LLC SPRINT SPECTRUM LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Manager	February 6, 2023
Peter Osvaldik

*	Controller (Principal Accounting Officer)	February 6, 2023
Dara Bazzano
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
SPRINT PCS ASSETS, L.L.C.

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President and Treasurer of Sprint Spectrum LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
CLEAR WIRELESS LLC NEXTEL RETAIL STORES, LLC NEXTEL SYSTEMS, LLC VMU GP, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President and Treasurer of SprintCom LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of Sprint Communications LLC, the Registrant’s General Partner	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
ASSURANCE WIRELESS USA, L.P.

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of VMU GP, LLC, the Registrant’s General Partner	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.

METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS TEXAS, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer) and Manager	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

*	Manager	February 6, 2023
Christopher M. Miller
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
PRWIRELESS PR, LLC T-MOBILE CENTRAL LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer of T-Mobile USA, Inc., the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
SPRINT LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

*	President and Chief Executive Officer (Principal Executive Officer)	February 6, 2023
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Manager	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on February 6, 2023.
AMERICAN TELECASTING OF SEATTLE, LLC
SPRINT SPECTRUM REALTY COMPANY, LLC
TDI ACQUISITION SUB, LLC

By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President (Principal Executive Officer and Principal Financial Officer)	February 6, 2023
Peter Osvaldik

*	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 6, 2023
Dara Bazzano

/s/ Peter Osvaldik	President of T-Mobile License LLC, the Registrant’s Member	February 6, 2023
Peter Osvaldik
* By:	/s/ Peter Osvaldik
Peter Osvaldik
Attorney-in-Fact